UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2015

JANEL WORLD TRADE, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

303 Merrick Road, Suite 400, Lynbrook, New York 11563

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by this Item is described in Item 5.02 below.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 27, 2015, William J. Lally resigned from his position as President and Chief Executive Officer of Janel World Trade, Ltd. (the “Company”) to focus his full attention on his operational responsibilities at the Company’s operating subsidiary, Janel Group, Inc. (“Janel”) as Executive Vice President of Janel and President of Janel’s Midwest Region.

Effective February 27, 2015, Vincent Iacopella resigned from his position as Chief Operating Officer of the Company to focus his full attention on his operational responsibilities at Janel as Executive Vice President of Janel and President of Janel’s West Coast Region.

Effective February 27, 2015, John J. Gonzalez, II resigned from his position as Vice President of the Company to focus his full attention on his operational responsibilities at Janel as Executive Vice President of Janel and President of Janel’s East Coast Region.

Effective February 27, 2015, the Company’s Board of Directors appointed Brendan Killackey, currently a director of the Company, as Chief Executive Officer to serve until the next annual meeting of the Board of Directors of the Company and until his successor is duly elected and qualified.

Mr. Killackey, age 40, has served as a director of the Company since September 2014. Since 2001, he has owned and operated Progressive Technology Partners, LLC, a technology consultancy specializing in website services. In his role as a director, he was instrumental in the rollout of the Company’s new technology platform and his broad knowledge of and experience in information technology will be beneficial to the Company as reliance on information technology becomes increasingly critical to the Company’s business.

Under the terms of Mr. Killackey’s employment, on March 2, 2015 Mr. Killackey was issued 285,714 shares of the Company’s Common Stock, par value $0.001 per share (the “Shares”), with an aggregate value of $20,000 (the closing price for the Shares on February 27, 2015) for his services through August 31, 2015, subject to forfeiture if his position as Chief Executive Officer is terminated prior to February 27, 2017. The Shares were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL WORLD TRADE, LTD.
(Registrant)

Date: March 3, 2015	By:	/s/ Philip J. Dubato
Philip J. Dubato
Chief Financial Officer

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